UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Merchants Bancorp
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

MERCHANTS BANCORP

VOTE

Online

Go to **www.investorvote.com/MBIN**
or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by May 18, 2023 at 1:00 A.M., Eastern Time.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Merchants Bancorp Meeting to be Held on May 18, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and annual report to shareholders are available at:

www.investorvote.com/MBIN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/MBIN.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 8, 2023 to facilitate timely delivery.

2 N O T

03SCAA

Shareholder Meeting Notice

Merchants Bancorp's Annual Meeting of Shareholders will be held on Thursday, May 18, 2023
Merchants Bancorp Headquarters
410 Monon Blvd., Carmel, Indiana 46032
at 8:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees listed, and FOR Proposals 2 and 4 and EVERY YEAR on Proposal 3:

1. Election of Directors.
   01 - Michael F. Petrie
   02 - Randall D. Rogers
   03 - Tamika D. Catchings
   04 - Thomas W. Dinwiddie
   05 - Michael J. Dunlap
   06 - Scott A. Evans
   07 - Sue Anne Gilroy
   08 - Andrew A. Juster
   09 - Patrick D. O'Brien
   10 - Anne E. Sellers
   11 - David N. Shane
2. A non-binding, advisory vote on the compensation of the Company's Named Executive Officers.
3. A non-binding, advisory vote on the frequency of future voting on the compensation of the Company's Named Executive Officers.
4. The ratification of the appointment of FORVIS, LLP (formerly known as BKD, LLP) as the Company's independent registered public accounting firm for the year ending December 31, 2023.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/MBIN.**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Merchants Bancorp" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 8, 2023.